UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No.    )

Filed by the Registrant ☒

Filed by a party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

GREAT SOUTHERN BANCORP, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, If other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Step 1: Step 2: Step 3: Step 4: Step 5: Go to www.envisionreports.com/GSBC . Click on Cast Your Vote or Request Materials . Follow the instructions on the screen to log in. Make your selections as instructed on each screen for your delivery preferences. Vote your shares. www.envisionreports.com/GSBC Easy Online Access — View your proxy materials and vote. Online Go to www . envisionreports . com/GSBC or scan the QR code — login details are located in the shaded bar below . Great Southern Bancorp, Inc. Annual Stockholders’ Meeting Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to be Held on May 13, 2026 Under Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the Annual Stockholders’ Meeting are available on the internet. Follow the instructions below to view the materials and vote online or request a copy. The items to be voted on and location of the Annual Meeting are on the reverse side. Your vote is important! This communication is not a form for voting and presents only an overview of the more complete proxy materials, which contain important information and are available on the internet or by mail. We encourage you to access and review the proxy materials before voting. The Proxy Statement and 2025 Annual Report to Stockholders are available at: 048WAB When you go online, you can also help the environment by consenting to receive electronic delivery of future materials. Obtaining a Copy of the Proxy Materials – If you want to receive a paper or email copy of the proxy materials, you must request one. There is no charge to you for requesting a copy. Please make your request as instructed on the reverse side on or before May 1, 2026 to facilitate timely delivery. 2 N O T

Here’s how to order a copy of the proxy materials and select delivery preferences: Current and future delivery requests can be submitted using the options below. If you request an email copy, you will receive an email with a link to the current meeting materials. PLEASE NOTE: You must use the number in the shaded bar on the reverse side when requesting a copy of the proxy materials. — Internet – Go to www.envisionreports.com/GSBC . Click Cast Your Vote or Request Materials. — Phone – Call us free of charge at 1 - 866 - 641 - 4276. — Email – Send an email to investorvote@computershare.com with “Proxy Materials Great Southern Bancorp” in the subject line. Include your full name and address, plus the number located in the shaded bar on the reverse side, and state that you want a paper or email copy of the meeting materials. To facilitate timely delivery, all requests for a paper or email copy of proxy materials must be received by May 1, 2026. Annual Stockholders’ Meeting Notice Great Southern Bancorp, Inc.’s Annual Meeting of Stockholders will be held on May 13, 2026, at 10:00 A.M. CDT. The Annual Meeting will be held virtually over the internet at meetnow.global/M76WG77. To access the virtual meeting, you must have the information that is printed in the shaded bar located on the reverse side of this form. Proposals to be voted on at the meeting are listed below along with the Board of Directors’ recommendations. The Board of Directors recommends a vote FOR all nominees listed in Proposal 1, and FOR Proposals 2, 3 and 4: 1. The election of three directors, each for a three - year term: 01 - Kevin R. Ausburn 02 - Amelia A. Counts 03 - Steven D. Edwards 04 - Douglas M. Pitt 2. The advisory (non - binding) vote on executive compensation. 3. The approval of the Great Southern Bancorp, Inc. 2026 Omnibus Incentive Plan. 4. The ratification of the appointment of Forvis Mazars, LLP as Great Southern Bancorp, Inc.’s independent registered public accounting firm for the fiscal year ending December 31, 2026. PLEASE NOTE – YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote your shares you must go online or request a paper or email copy of the proxy materials to receive a proxy card.